PRIDE INTERNATIONAL RIG STATUS
December 14, 2005
Offshore Fleet

Current Contract[1]
Rig Name	Design	Area	From	To	Dayrate[2]	Comments

OWNED UNITS
Drillships — 2
Pride Africa	10,000' WD, DP	W Africa	Dec-04	Jan-10	Low $160s
Pride Angola	10,000' WD, DP	W Africa	Jul-05	Jun-10	Low $160s
Semisubmersibles — 12
Pride Brazil	5,000' WD, DP	Brazil	Jul-01	Jul-06	Mid $130s	45 days SPS Q4 '06
			Jul-06	Jul-08	High $150s	15% potential performance bonus
Pride Carlos Walter	5,000' WD, DP	Brazil	Jun-01	Jun-06	Mid $130s	45 days SPS Q3 '06
			Jul-06	Jul-08	High $150s	15% potential performance bonus
Pride North America	7,500' WD, Conv	Egypt	Jan-06	Jan-08	Low $200s	In transit/shipyard 90 days from Sept 17 2005
Pride North Sea	1,000' WD, Conv	Libya	Oct-04	Dec-05	High $70s
		Libya	Dec-05	Mar-06	High $100s
		Tunisia	Jun-06	Mar-07	High $110s	60 days SPS Q2 '06
Pride Portland	5,700' WD, DP	Brazil	Oct-05	Oct-10	Low $160s	15% potential performance bonus
Pride Rio de Janeiro	5,700' WD, DP	Brazil	Nov-05	Nov-10	Low $160s	15% potential performance bonus
Pride South America	4,000' WD, DP	Brazil	Jan-03	Feb-07	Low $80s
Pride South Atlantic	1,500' WD, Conv	Brazil	Oct-05	Jan-06	Low $70s	90 days SPS Q2 '06
			Apr-06	May-06	Low $100's
			May-06	Jun-06	Mid $140's
Pride South Pacific	6,500' WD, Conv	W Africa	Sep-05	Jan-06	Mid $180s
			Feb-06	Jan-07	Mid $140s
Pride South Seas	1,000' WD, Conv	S Africa	Jul-05	Jun-06	High $60s
Pride Venezuela	1,500' WD, Conv	Libya	Jan-05	Dec-05	Mid $70s
		Tunisia	Dec-05	Mar-06	Low $120s
Pride Mexico	2,650' WD, Conv	Mexico	Oct-03	Apr-07	High $40s
Jackups — 29
International (6)
Pride Cabinda	300' ILC	W Africa	Sep-05	Mar-07	High $50s
Pride Hawaii	300' ILC	SE Asia	Jun-05	Nov-06	High $50s
Pride Montana	270' ILC	Mid-East	Jun-04	Jun-07	Low $40s
Pride North Dakota	250' ILC	Mid-East	May-05	May-08	High $50s
Pride Pennsylvania	300' ILC	India	Jun-03	May-06	High $50s
Pride Rotterdam	205' Accom	N Sea	May-04	Mar-06	Low $40s
Gulf of Mexico — Mexico (11)
Pride Alabama	200' MC/TD	Mexico	Jul-03	Jul-07	Mid $30s
Pride Arkansas	200' MC/TD	Mexico	Nov-03	Oct-06	Mid $30s
Pride California	250' MS/TD	Mexico	Aug-05	Jun-06	Mid $50s
Pride Colorado	200' MC/TD	Mexico	Jul-03	Mar-07	Mid $30s
Pride Louisiana	250' MS/TD	Mexico	Apr-02	Jul-06	Low $30s
Pride Nebraska	200' MC/TD	Mexico	Nov-02	Jan-06	Mid $30s
Pride Nevada	200' MC/TD	Mexico	Apr-02	Jul-06	Low $30s

[1]	Certain information in the table, including expected contract expiration dates, are estimates based on current arrangements with Pride’s customers and current expectations as to the time required for completion of projects.

[2]	Dayrates shown estimate average revenue per day in $000’s. They include deferred mobilization amortization and potential performance bonus, and exclude reimbursable items, demobilization fees, and other items that constitute revenues under generally accepted accounting principles, but are not practicable to determine with specificity on a prospective basis. The Company believes this information is useful to investors in estimating revenues in future periods in combination with the contract term.

The information in this release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning contract expiration dates and dayrates. Such statements are subject to a number of risks, uncertainties and assumptions, including early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties and other factors described in Pride’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the Company’s website at www.prideinternational.com. Pride cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.
Key:
DP—Dynamically-positioned. Conv—Conventionally moored. Accom—Accommodation unit. ILC—Ind. leg cantilever. ILS—Ind. leg slot. MC—Mat-supported cantilever. MS—Mat-supported slot. TD—Top drive.

Offshore Fleet (cont’d)

Current Contract[1]
Rig Name	Design	Area	From	To	Dayrate[2]	Comments

Pride South Carolina	200' MC/TD	Mexico	Jul-02	Feb-06	Low $30s
			Apr-06	Apr-08	Low $100s	30-Day Contract Preparation
Pride Tennessee	300' ILC/TD	Mexico	Jul-03	Jun-06	High $40s
Pride Texas	300' MC/TD	Mexico	Jul-05	Jul-07	Low $60s
Pride Wisconsin	300' ILS/TD	Mexico	Jan-04	Dec-06	Mid $30s
Gulf of Mexico — USA (12)
Pride Alaska	250' MC/TD	USA	Nov-05	Jul-06	Low $90s	Dayrate indexed quarterly to market
Pride Arizona	250' MS/TD	USA	Jun-05	Jun-06	High $70s	Dayrate indexed quarterly to market
Pride Florida	200' MC/TD	USA	Aug-05	Dec-05	High $50s
			Dec-05	Mar-06	Mid $80s
Pride Georgia	250' MS/TD	USA	Nov-05	Dec-05	Mid-70s
			Dec-05	Mar-06	Low $80s	Dayrate indexed quarterly to market
Pride Kansas	250' MC/TD	USA	Nov-05	Jan-06	Low $90s
Pride Michigan	250' MS	USA	Nov-05	Dec-05	High $50s
			Jan-06	Jul-06	Low $80s
Pride Mississippi	200' MC/TD	USA	Aug-05	Dec-05	Low $50s
			Dec-05	Jan-06	Low $60s
			Jan-06	Mar-06	High $80s
Pride Missouri	250' MC/TD	USA	Nov-05	Dec-05	Mid $80s
			Dec-05	Feb-06	Low $60s
			Feb-06	Feb-07	Low $90s	Dayrate indexed quarterly to market
Pride New Mexico	200' MC	USA	Aug-05	Aug-06	Low $80s	Dayrate indexed quarterly to market
Pride Oklahoma	250' MS/TD	USA	Dec-05	Jun-06	Mid $60s
Pride Utah	80' MC/TD	USA	Sep-05	Dec-05	Low $40s
			Dec-05	Jan-06	Low $60s
Pride Wyoming	250' MS	USA	Aug-05	Dec-05	Low $50s
			Dec-05	Jan-06	Low $70s
Platform Rigs — 12
Platform Rigs — Mexico	3 Units	Mexico	Various	Various	Mid $20s [3]	3 of 3 rigs contracted
Platform Rigs — USA	9 Units	USA	Various	Various	Mid $20s [3]	4 of 9 rigs contracted
Tenders — 3
Al Baraka 1	650' WD	W Africa	Jan-05	Apr-07	Mid $40s
Alligator	330' WD	W Africa	Jul-04	Jun-06	Low $40s
Barracuda	330' WD	W Africa	Apr-05	May-06	Low $50s
Barges — 3
Bintang Kalimantan	21' WD	W Africa	Dec-05	Mar-06	High $30s
Pride I	150' WD	Venezuela	Jan-05	Jan-06	Mid $20s
Pride II	150' WD	Venezuela	Jan-05	Jan-06	Mid $20s
MANAGED UNITS
Deepwater Drilling Management — 5
Kizomba A	TLPDrilling Rig	W Africa	Dec-03	Dec-08	** [4]	Management fee
Kizomba B	TLPDrilling Rig	W Africa	Mar-05	Mar-10	**	Management fee
Holstein	Spar Drilling Rig	USA	Aug-04	Apr-09	**	Management fee
Mad Dog	Spar Drilling Rig	USA	Sep-04	Sep-09	**	Management fee
Thunderhorse	Semisubmersible	USA	Apr-05	Apr-10	**	Management fee
Jackups — 2
GP19	150' ILC	Venezuela	Dec-00	Dec-05	**	Management fee
GP20	150' ILC	Venezuela	Dec-00	Dec-05	**	Management fee

[1]	Certain information in the table, including expected contract expiration dates, are estimates based on current arrangements with Pride’s customers and current expectations as to the time required for completion of projects.

[2]	Dayrates shown estimate average revenue per day in $000’s. They include deferred mobilization amortization and potential performance bonus, and exclude reimbursable items, demobilization fees, and other items that constitute revenues under generally accepted accounting principles, but are not practicable to determine with specificity on a prospective basis. The Company believes this information is useful to investors in estimating revenues in future periods in combination with the contract term.

[3]	Average contract dayrate for the rig class.

[4]	** Not applicable.
Key:
DP—Dynamically-positioned. Conv—Conventionally moored. Accom—Accommodation unit. ILC—Ind. leg cantilever. ILS—Ind. leg slot. MC—Mat-supported cantilever. MS—Mat-supported slot. TD—Top drive.

Land Fleet

	Rig Count		Contracted
Country	Total	Contracted	Utilization

Argentina Drilling	49	45	92%
Argentina Workover	102	99	97%
Bolivia Drilling	4	4	100%
Bolivia Workover	2	1	50%
Colombia Drilling	12	12	100%
Colombia Workover	7	7	100%
Brazil Workover	3	2	67%
Mexico Workover	1	1	100%
Venezuela Drilling	7	4	57%
Venezuela Workover	27	18	67%
Russia / Kazakhstan	3	1	33%
Chad	5	5	100%
Other Land	2	1	50%

Total Rigs	224	200	89%